UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2021

DELUXE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

MN	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3680 Victoria St. N.

Shoreview, MN 55126-2966

(Address of principal executive offices and zip code)

(651)  483-7111

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 21, 2021, Deluxe Corporation, a Minnesota corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, FAPS Holdings, Inc., a Delaware corporation (“FAPS”), Fox Acquirer Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”) and Applepoint FAPS Holdings LP, a Delaware limited partnership (the “Stockholder Representative”), solely in its capacity as the Stockholder Representative (as defined in the Merger Agreement). Pursuant to the terms and conditions of the Merger Agreement, on the closing date, Merger Sub will merge with and into FAPS, with FAPS surviving such merger as a wholly owned subsidiary of the Company (the “FAPS Acquisition”).

On May 4, 2021 the Company entered into that certain Amendment (the “Amendment”), amending the Credit Agreement dated as of March 21, 2018 (the “Existing Credit Agreement”), by and among the Company, as borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto.

Under the terms of the Amendment, the Lenders agreed to (i) permit the Company to incur secured indebtedness to consummate the FAPS Acquisition, subject to certain conditions and a maximum aggregate principal amount, (ii) consent to the FAPS Acquisition on the terms and conditions set forth in the Merger Agreement, (iii) effective upon the consummation of the FAPS Acquisition, (x) increase the swingline and letter of credit facilities by $5 million each and (y) make certain adjustments to the negative and financial covenants under the Existing Credit Agreement, and (iv) amend certain other provisions of the Existing Credit Agreement.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K concerning the Company, the Company’s or management’s intentions, expectations, outlook or predictions about future results or events are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which variations could be material and adverse. Factors that could produce such a variation include, but are not limited to, the following: potential continuing negative impacts from pandemic health issues, such as the coronavirus / COVID-19, along with the impact of government restrictions or similar directives on our future results of operations, the Company’s future financial condition and the Company’s ability to continue business activities in affected regions; the impact that further deterioration or prolonged softness in the economy may have on demand for the Company’s products and services; the Company’s ability to execute its transformational strategy and to realize the intended benefits; the inherent unreliability of earnings, revenue and cash flow predictions due to numerous factors, many of which are beyond the Company’s control; declining demand for the Company’s checks, check-related products and services and business forms; risks that the Company’s strategies intended to drive sustained revenue and earnings growth, despite the continuing decline in checks and forms, are delayed or unsuccessful; intense competition; continued consolidation of financial institutions and/or additional bank failures, thereby reducing the number of potential customers and referral sources and increasing downward pressure on the Company’s revenue and gross profit; the risk that the FAPS Acquisition and/or any other future acquisitions will not be consummated; risks that any such acquisitions do not produce the anticipated results or synergies; risks that the Company’s cost reduction initiatives will be delayed or unsuccessful; performance shortfalls by one or more of the Company’s major suppliers, licensors or service providers; unanticipated delays, costs and expenses in the development and marketing of products and services, including web services and financial technology and treasury management solutions; the failure of such products and services to deliver the expected revenues and other financial targets; risks related to security breaches, computer malware or other cyber-attacks; risks of interruptions to the Company’s website operations or information technology systems; risks of unfavorable outcomes and the costs to defend litigation and other disputes; and the impact of governmental laws, regulations or investigations. The Company’s forward-looking statements speak only as of the time made, and management assumes no obligation to publicly update any such statements. Additional information concerning these and other factors that could cause actual results and events to differ materially from the Company’s current expectations are contained in the Company’s Form 10-K for the year ended December 31, 2020. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Amendment, dated as of May 4, 2021, to the Credit Agreement, dated as of March 21, 2018, by and among Deluxe Corporation, as Borrower, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2021	DELUXE CORPORATION

	By:	Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	Chief Administrative Officer, Senior Vice President and General Counsel